UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 5, 2014

REXFORD INDUSTRIAL REALTY, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 966-1680

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On January 22, 2014, Rexford Industrial Realty, Inc. (the “Company”), through its operating partnership, Rexford Industrial Realty, L.P. (the “Operating Partnership”), acquired the property located at 14723-14825 Oxnard Street (“Oxnard”) located in Van Nuys, California from an unaffiliated third-party seller for a purchase price of $8.875 million using proceeds from our revolving credit facility.  The property consists of six multi-tenant buildings totaling 78,000 rentable square feet situated on 3.25 acres of land.

On February 12, 2014, the Company, through its Operating Partnership, acquired the property located at 845, 855 and 865 Milliken Avenue and 4317 and 4319 Santa Ana Street (“Ontario”) located in Ontario, California from an unaffiliated third-party seller for a purchase price of $8.55 million as part of a 1031 exchange using proceeds from the disposition of the property located at 1335 Park Center Drive.  The property consists of a five-building multi-tenant industrial business park totaling 113,612 square feet situated on 5.74 acres of land.

 On June 24, 2014, the Company, through its Operating Partnership, acquired the property located at 4051 Santa Ana Street and 701 Dupont Avenue (“Dupont”) located in Ontario, California from an unaffiliated third-party seller for a purchase price of $10.2 million using proceeds from our revolving credit facility.  The property consists of a two-building multi-tenant industrial business park totaling 111,890 square feet situated on 5.7 acres of land.

On July 24, 2014, the Company, through its Operating Partnership, acquired the Chatsworth Industrial Park located at 21019-21051 Osborne Street, 9035 Independence Avenue and 21026-21040 Nordhoff Street (“Chatsworth”) in Chatsworth, CA for a contract price of $16.8 million using funds from our revolving credit facility.  The property consists of seven buildings totaling 153,212 square feet situated on 7.4 acres of land.

Set forth in Item 9.01 are financial statements prepared pursuant to Rule 3-14 of Regulation S-X relating to the acquisition of each of Oxnard, Ontario, Dupont and Chatsworth, each of which individually is not considered significant within the meaning of Rule 3-14.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Properties Acquired
14723-14825 Oxnard Street:
Report of Independent Auditors
Statements of Revenues and Certain Expenses for year ended December 31, 2013
Notes to the Statements of Revenues and Certain Expenses

845,855, 865 Milliken Avenue and 4317, 4319 Santa Ana Street:
Report of Independent Auditors
Statements of Revenues and Certain Expenses for the year ended December 31, 2013
Notes to the Statements of Revenues and Certain Expenses

4051 Santa Ana Street and 701 Dupont Avenue:
Report of Independent Auditors
Statements of Revenues and Certain Expenses for the three months ended March 31, 2014 (unaudited) and the year ended December 31, 2013
Notes to the Statements of Revenues and Certain Expenses

Chatsworth Industrial Park:
Report of Independent Auditors
Statements of Revenues and Certain Expenses for the three months ended March 31, 2014 (unaudited) and the year ended December 31, 2013
Notes to the Statements of Revenues and Certain Expenses

(b)	Pro Forma Financial Information
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2014
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2013
Notes to the Unaudited Condensed Consolidated Financial Statements
(c)	Exhibits
	99.1	Financial statements and pro forma financial information reference above in paragraphs (a) and (b) of this Item 9.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Rexford Industrial Realty, Inc.

August 5, 2014	/s/ MICHAEL S. FRANKEL
Michael S. Frankel Co-Chief Executive Officer (Principal Executive Officer)

Rexford Industrial Realty, Inc.

August 5, 2014	/s/ HOWARD SCHWIMMER
Howard Schwimmer Co-Chief Executive Officer (Principal Executive Officer)